UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 5, 2011
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 646-4100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On January 5, 2011, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”) and certain Subsidiary Guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., Daiwa Capital Markets America Inc, ING Financial Markets LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. Incorporated, Scotia Capital (USA) Inc., SG Americas Securities, LLC and U.S. Bancorp Investments, Inc. (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $600 million aggregate principal amount of 5.00% Senior Notes due 2021 (the “Notes”), subject to the terms and conditions therein.
     The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-162475) filed with the Securities and Exchange Commission on October 14, 2009 (the “Registration Statement”), and are described in a Prospectus Supplement dated January 5, 2011 to the Prospectus dated October 14, 2009, which is included in the Registration Statement.
     The terms of the Notes are more fully described in the Nineteenth Supplemental Indenture (the “Supplemental Indenture”), to be dated January 14, 2011, by and among the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.
     The closing of the underwritten public offering of the Notes is scheduled to occur on January 14, 2011, subject to customary closing conditions.
     The Underwriting Agreement, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 8.01 Other Events.
     On January 7, 2011, the Partnership gave notice to the holders of its 7.75% senior notes due 2012 (the “2012 Notes”) of the Partnership’s intent to redeem all of the outstanding 2012 Notes on February 7, 2011.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated January 5, 2011, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., Daiwa Capital Markets America Inc, ING Financial Markets LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. Incorporated, Scotia Capital (USA) Inc., SG Americas Securities, LLC and U.S. Bancorp Investments, Inc., as Underwriters.

4.1	Form of Nineteenth Supplemental Indenture, to be dated January 14, 2011, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 5.00% Senior Notes due 2021 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Tim Moore
	Name:	Tim Moore
	Title:	Vice President

Date: January 11, 2011

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated January 5, 2011, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., Daiwa Capital Markets America Inc, ING Financial Markets LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. Incorporated, Scotia Capital (USA) Inc., SG Americas Securities, LLC and U.S. Bancorp Investments, Inc., as Underwriters.

4.1	Form of Nineteenth Supplemental Indenture, to be dated January 14, 2011, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 5.00% Senior Notes due 2021 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).